Sentinel Group Funds, Inc. Sentinel Low Duration Bond Fund Summary Prospectus Class A, Class S and Class I Shares

March 30, 2015

Class	Ticker Symbol
Class A	SSIGX
Class S	SSSGX
Class I	SSBDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2015, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks high current income and limited fluctuations in principal value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 97 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class S	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S	Class I
Management Fee	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%^	None
Other Expenses	0.24%	0.08%	0.22%
Acquired Fund Fees and Expenses@	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.93%#	1.02%#	0.66%#

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

^ 12b-1 fees have been restated to reflect a reduction in the maximum fee from 0.75% to 0.50% for Class S shares effective January 31, 2014. Because of this restatement, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s most recent annual report.

# Total Annual Fund Operating Expenses have been restated to reflect current fees. Because of this restatement, the Total Annual Fund Operating Expenses for these share classes do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

@ “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds.  Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$194	$393	$610	$1,232
Class S	104	325	563	1,248
Class I	67	211	368	822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives. The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of fixed income instruments of varying maturities, and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps. Under normal market conditions, the Fund expects to invest at least 50% of its total assets in investment grade debt securities, such as:

• Corporate debt securities issued by U.S. companies;

• Corporate debt securities issued by non-U.S. (including emerging markets) companies that are denominated in U.S. dollars;

• Mortgage-backed and other asset-backed securities;

• Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

• Inflation-linked investments.

Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

• Below investment-grade debt securities (sometimes called “junk bonds”);

• Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;

• Senior bank loans, including participations; and

• Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.

Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years. Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The shorter a portfolio’s duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments.

The Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund’s portfolio. Currently, it expects to invest principally in futures, options, swaps and options on swaps. The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund utilizes an active trading approach which is expected to result in portfolio turnover greater than 100%.

Sentinel may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Bank Loan Risk. The market for bank loans may not be highly liquid and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. These investments expose the Fund to the credit risk of the underlying corporate borrower.

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•                  ETF Risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•                  Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are at or near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. In addition, corporate bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

•                  General Foreign Securities Risk. Investments in foreign securities may be affected unfavorably by changes in currency rates or exchange control regulations, or political and/or social instability in a particular foreign country or region. The Fund is not required to hedge against changes in foreign currency exchange rates.

•                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  High Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Inflation-Linked Investments Risk. Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities issued by the U.S. Department of Treasury are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates.

•                  Lower-Quality Bonds Risk. Bonds with lower credit ratings, sometimes called “junk bonds”, are more speculative and likely to default than higher-quality bonds. Lower-rated bonds also tend to fluctuate more widely in value.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

•                  Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

•                  To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns prior to June 1, 2006, have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class A returns shown are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower. The Class S share returns prior to March 4, 2005 (the inception date for the Class S shares) are based on the returns of the Class A shares adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses. Performance of the Class S shares prior to January 31, 2014 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.75% to 0.50%. If it had, those returns would be higher, except for the period from April 1, 2013 to January 30, 2014 during which a voluntary waiver of 0.25% of those fees was in effect. Performance of the Class I shares prior to January 31, 2014 (the inception date for Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective January 31, 2014, the Fund changed its investment strategies from investing primarily in U.S. government securities to investing in a variety of fixed income instruments. The performance information provided below for periods prior to January 31, 2014 relates to the Fund’s investment strategies that were in effect during such periods.

Inception: 1995

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 2.11% (quarter ended September 30, 2006) and the lowest return for a quarter was -0.98% (quarter ended December 31, 2014).

Average Annual Total Return (%)

For the periods ended December 31, 2014	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-0.77	0.57	2.32
Return After Taxes on Distributions: Class A	-1.56	-0.20	1.16
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-0.43	0.15	1.36
Return Before Taxes: Class S	-0.01	0.44	2.03
Return Before Taxes: Class I	0.38	0.79	2.43
Barclays 1-3 Year US Government/Credit Index (Reflects no deduction for fees, expenses or taxes)	0.77	1.41	2.85

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Manager. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Retirement Accounts		All Other Accounts		Automatic Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Class A and S	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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